UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 30, 2021

ADVAXIS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-36138	02-0563870
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9 Deer Park Drive, Suite K-1

Monmouth Junction, NJ

(Address, including zip code, of Principal Executive Offices)

(609) 452-9813

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	ADXS	OTCQX® Best Market
Preferred Share Purchase Rights	-	OTCQX® Best Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02.	Termination of a Material Definitive Agreement.

As previously disclosed on its Current Report on Form 8-K filed on July 6, 2021, Advaxis, Inc., a Delaware corporation (“Advaxis”), Advaxis Ltd., a company organized under the laws of the State of Israel and a wholly owned subsidiary of Advaxis (“Merger Sub”) and Biosight, Ltd., a company organized under the laws of the State of Israel (“Biosight”) entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”).

Subsequently, on November 16, 2021, Advaxis convened its Special Meeting of Stockholders (the “Special Meeting”). The purpose of the Special Meeting was described in Advaxis’ definitive proxy statement as filed with the Securities and Exchange Commission on October 21, 2021 (the “Definitive Proxy Statement”). The Special Meeting was adjourned to December 7, 2021 to solicit additional proxies to vote in favor of the proposals described in the Definitive Proxy Statement.

On December 7, 2021, Advaxis reconvened its Special Meeting of Stockholders (the “Reconvened Special Meeting”). As previously disclosed on its Current Report on Form 8-K filed on December 7, 2021, the Reconvened Special Meeting was adjourned to December 16, 2021 to solicit additional proxies to vote in favor of Proposal No. 2 – Reverse Stock Split Proposal (“Proposal No. 2”) and Proposal No. 3 – the Corporate Name Change Proposal (“Proposal No. 3”), as described in the Definitive Proxy Statement.

On December 16, 2021, Advaxis reconvened its Special Meeting of Stockholders (the “Second Reconvened Special Meeting”). As previously disclosed on its Current Report on Form 8-K filed on December 17, 2021, Advaxis’ stockholders did not approve Proposal No. 2 or Proposal No. 3. Approval of Proposal No. 2 was necessary for Advaxis to issue the merger consideration to the Biosight Shareholders. Accordingly, the Advaxis stockholder approval, which was a condition to the obligations of each party under the Merger Agreement, was not obtained.

On December 30, 2021, Advaxis delivered a letter to Biosight pursuant to which Advaxis terminated the Merger Agreement pursuant to Section 9.1(b)(iv) of the Merger Agreement (the “Termination Letter”), effective immediately. A copy of the Termination Letter is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Termination Letter from Advaxis, Inc. to Biosight LTD., dated December 30, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 30, 2021	ADVAXIS, INC.

	By:	/s/ Kenneth A. Berlin
	Name:	Kenneth A. Berlin
	Title:	President, Chief Executive Officer and Interim Chief Financial Officer